Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra RobecoSAM Global Equity Fund (the “Fund”)

Institutional Class Shares (FSGLX)

Supplement Dated September 25, 2014

to the Prospectus dated October 31, 2013

Effective September 5, 2014, Diego D’Argenio is no longer a portfolio manager of the Fund.  Accordingly, all references to Mr. D’Argenio in the prospectus are hereby removed.  Effective September 5, 2014, Rainer Baumann, Head of Public Equity at the Fund’s subadviser, RobecoSAM USA, Inc. (“RobecoSAM”), assumed the position of senior portfolio manager of the Fund.  The Fund’s prospectus is revised as follows.

The table under “Summary Section – Management” in the prospectus is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Rainer Baumann, CFA	2014	Senior Portfolio Manager
Kai Fachinger	2009	Deputy Portfolio Manager

The disclosure under “Fund Management – Portfolio Manager” on page 8 of the prospectus is deleted and replaced with the following:

Portfolio Managers.  Rainer Baumann, CFA, serves as senior portfolio manager for the Fund and Kai Fachinger serves as deputy portfolio manager for the Fund.

Mr. Baumann has served as senior portfolio manager for the Fund since September 2014.  Mr. Baumann is Head of Public Equity for RobecoSAM and has been with RobecoSAM since 2002.  Prior to joining RobecoSAM, he spent three years with UBS Wealth Management as a Portfolio Manager.  He began his career at PricewaterhouseCoopers LLP.  Rainer Baumann holds a Master’s degree in Business Administration from the University of Zurich and has earned the right to use the Chartered Financial Analyst designation.

Mr. Fachinger has served as deputy portfolio manager of the Fund since joining RobecoSAM in 2007.  From 2006-2007, he worked as a financial engineer at Allianz Global Investors, where he was responsible for asset liability studies as well as for conception studies for life cycle and decumulation solutions.  He earned his degree in mathematical finance from the University of Konstanz (Germany) in 2006.

Please retain this supplement for future reference.